                                                EXHIBIT 24.1
                                        INTERNATIONAL COAL GROUP, INC.
                                POWER OF ATTORNEY  SEC FORM 3, 4 AND 5 FILINGS

                        The undersigned hereby constitutes and appoints each of Roger L. Nicholson and
                William D. Campbell of International Coal Group, Inc. (ICG), with full power of substitution, as the undersigned's true and lawful authorized representative and attorney-in-fact to:
                        (1)        execute for and on behalf of the undersigned, in the undersigned's capacity as an officer or director of ICG, Forms 3, 4 and 5, and any and all amendments thereto, in accordance with Section 16 of the Securities and Exchange Act of 1934 (the 1934
                                Act), and the rules and regulations promulgated thereunder;

                        (2)        do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such form or schedule and the timely filing of such form or schedule with the United States Securities and
                                Exchange Commission and any stock exchange or stock market or other authority;
                                and

                        (3)        take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this
                                Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

                        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
                fact's substitute shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-
                fact, in service in such capacity at the request of the undersigned, is not assuming, nor is ICG assuming, any of the undersigned's responsibilities to comply with Section 16 or any other provision of the 1934 Act.  Notwithstanding the filing of these reports on your behalf by ICG, the undersigned shall remain responsible for the accuracy of all information provided to ICG in connection with the filing of such reports.

                                                [Signature Page Follows]
                        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holding of transactions in securities issued by ICG, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                        Dated as of September 5, 2006
                                                                Signed:  ___/s/ Bradley W. Harris____
                                                                        Bradley W. Harris